UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  November 16, 2011


                       CORNERSTONE FINANCIAL CORPORATION
                       ---------------------------------
             (Exact name of registrant as specified in its charter)


NEW JERSEY                          000-53576                80-0282551
----------                         -----------            ------------------
(State or other jurisdiction       (Commission            (IRS Employer
of incorporation)                  File Number)           Identification No.)


6000 MIDLANTIC DRIVE
MT. LAUREL, NEW JERSEY 08054                                 08054
---------------------------------------                   ----------
(Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code (856) 439-0300


[]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR
     230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The Registrant and Cornerstone Bank, a New Jersey state chartered commercial bank and the wholly-owned subsidiary of the Registrant (the "Bank"), entered into the Second Amended and Restated Employment Agreement with its Chairman, President and Chief Executive Officer, George W. Matteo, Jr., the details of which are set forth herein at Item 5.02.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)

On November 16, 2011, the Registrant and the Bank entered into the Second Amended and Restated Employment Agreement (the "A&R Agreement") with George W. Matteo, Jr., the Registrant's Chairman, President and Chief Executive Officer. The A&R Agreement amended the agreement originally dated January 10, 2008, as amended on July 16, 2009 (jointly, the "Original Agreement"). The financial terms of the A&R Agreement are substantially similar to the financial terms contained in the Original Agreement, provided that Mr. Matteo's salary shall be $375,000 annually, with adjustments thereafter as determined by the Board of
Directors.    In addition, the A&R Agreement makes clear that  Mr. Matteo is entitled to participate in the Registrant's equity based incentive plans implemented for executive level employees. The other changes effected by the A&R Agreement are administrative.

 A copy the A&R Agreement is annexed hereto as Exhibit 10.1.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

10.1 Amended and Restated Employment Agreement by and among Cornerstone Financial Corporation, Cornerstone Bank and George W. Matteo Jr. dated November 16, 2011



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             CORNERSTONE FINANCIAL CORPORATION
                                             ---------------------------------
                                             (Registrant)

Dated: November 17, 2011                     By: /s/ Keith Winchester
                                             ---------------------------------
                                             Keith Winchester
                                             Executive Vice President and
                                             Chief Financial Officer